UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

Vor Biopharma Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-39979	81-1591163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cambridgepark Drive
Suite 101 Cambridge, Massachusetts	02140
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 655-6580

100 Cambridgepark Drive

Suite 400

Cambridge, Massachusetts

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VOR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 14, 2022, Vor Biopharma Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). There were 28,769,499 shares of common stock represented at the Annual Meeting by valid proxies or voted at the Annual Meeting, which was approximately 76.69% of the shares of common stock entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the two proposals set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 28, 2022.

Proposal 1 - Election of Three Class I Directors

Matthew Patterson, the chairman of the Company’s Board of Directors (the “Board”), Daniella Beckman and Kush Parmar, M.D., Ph.D. were each elected to serve as a member of the Company’s Board until the 2025 Annual Meeting of Stockholders and until his or her successor is duly elected or qualified, or, if sooner, until the director’s death, resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Matthew Patterson	25,310,630	670,772	2,788,097
Daniella Beckman	25,076,686	904,716	2,788,097
Kush M. Parmar, M.D., Ph.D.	21,057,872	4,923,530	2,788,097

Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection by the Audit Committee of the Board of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, by the following votes:

Votes For	Votes Against	Votes Abstain
28,763,851	3,220	2,428

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vor Biopharma Inc.

By:	/s/ Robert Ang
Robert Ang
Chief Executive Officer

Date: June 17, 2022